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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                             Current Report Pursuant
                          To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of Report (date of earliest event reported): June 12, 1996

                                   MPTV, INC.

             (Exact Name of Registrant as Specified in its Charter)


                                     Nevada
                 (State or Other Jurisdiction of Incorporation)


          0-16545                                      88-0222781
  (Commission File Number)                (I.R.S. Employer Identification No.)


                                  3 Civic Plaza
                                    Suite 210
                        Newport Beach, California  92660
          (Address of Principal Executive Offices, Including Zip Code)


                                 (714) 760-6747
              (Registrant's Telephone Number, Including Area Code)



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ITEM 5.  OTHER EVENTS.

NOTIFICATION OF DELISTING

MPTV, Inc., a Nevada corporation (the "Registrant"), has received a letter, dated June 12, 1996, from The Nasdaq Stock Market, Inc. ("Nasdaq"), informing the Registrant that its Common Stock is scheduled to be delisted from The Nasdaq SmallCap Market effective with the close of business on Wednesday, June 26, 1996, for failure to meet certain continuing listing requirements. Although the Registrant currently satisfies the market float, number of market makers and asset requirements, it does not meet the net worth or share price criteria. The Registrant has requested that Nasdaq conduct an oral hearing to reconsider the decision to delist the Common Stock; such hearing will be held on Friday, July 12, 1996. Management has been informed that the delisting will be stayed pending the outcome of such hearing. In the event of such delisting, management anticipates that the Registrant's Common Stock will be listed in the OTC Bulletin Board. The Nasdaq letter and the request for oral hearing are included as Exhibits to this Form 8-K.

ISSUANCE OF SHARES

Since March 31, 1996, the Registrant has issued a significant number of shares of its Common Stock for cash and services rendered. Management has become aware that these issuances of its Common Stock have caused the total number of issued and outstanding shares to exceed the 50,000,000 shares currently authorized in its Articles of Incorporation. The Registrant's Board of Directors has approved, and management is requesting approval from its stockholders at the next annual meeting of stockholders (scheduled for July 1996), to effect a one-for-10 reverse stock split and increase the number of shares authorized to 100,000,000. Management believes that such reverse split and increase will be approved by the stockholders. At June 14, 1996, approximately 73,340,071 shares of Common Stock were issued and outstanding.

AMENDMENT OF MARCH 31, 1996 FORM 10-QSB

The Registrant has concluded, pursuant to discussions with its independent certified accountants, that certain modifications are required to its condensed consolidated financial statements at March 31, 1996 and for the three months then ended. Such financial statements have been included in the Quarterly Report on Form 10-QSB for the quarter ended March 31, 1996, previously filed by the Registrant; however, such financial statements and the Form 10-QSB were not reviewed by the Registrant's independent certified public accountants prior to filing with the Commission. The modifications relate primarily to the valuation of the other assets set forth on the March 31, 1996 consolidated balance sheet. Management is currently in the process of reviewing relevant financial information and preparing these modifications. Management currently anticipates that the revised condensed consolidated financial statements will be filed with the Commission in the next week.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


     (a)  Financial statements of businesses acquired: N/A

     (b)  PRO FORMA financial information:  N/A

     (c)  Exhibits:

            EXHIBIT NO.         DESCRIPTION
            -----------         -----------

               99.1             Letter from Nasdaq dated June 12, 1996

               99.2 Request for oral hearing, dated June 18, 1996, to Nasdaq


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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                        MPTV, INC.




Date: July 2, 1996                     By:        /s/ JAMES C. VELLEMA
                                            ------------------------------------
                                        Name: James C. Vellema
                                        Title: Chairman/Chief Executive Officer



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